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[ML LIFE INSURANCE COMPANY OF NEW YORK]




                         CONSENT OF BARRY G. SKOLNICK, ESQ.




I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through ML of New York Variable Annuity Separate Account A and included in the prospectus included in Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through ML of New York Variable Annuity Separate Account B of ML Life Insurance Company of New York, File Nos. 33-43654 and 33-45380.



                                    /s/ Barry G. Skolnick
                                   --------------------------------------
                                   Barry G. Skolnick, Esq.
                                   Senior Vice President and General Counsel




April 29, 1998